UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 22, 2003


                         WellPoint Health Networks Inc.
             (Exact name of registrant as specified in its charter)


               Delaware                      001-13083              95-4635504
   (State or other jurisdiction of    (Commission File Number)  (IRS Employer
    incorporation or organization)                        Identification Number)


                1 WellPoint Way
           Thousand Oaks, California                            91362
    (Address of principal executive offices)                 (Zip Code)


                                 (818) 234-4000
              (Registrant's telephone number, including area code)


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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit No.       Exhibit
-----------       -------
99.1              Press release dated July 22, 2003 by WellPoint Health Networks
                  Inc. (the "Company").

Item 9. Regulation FD Disclosure. (Intended to be furnished under "Item 12. Results of Operations and Financial Condition." in accordance with SEC Release No. 33-8216.)

         Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of a press release issued on July 22, 2003 containing financial information for the Company for the quarterly period ended June 30, 2003.

         In accordance with interim guidance issued by the Securities and Exchange Commission on March 27, 2003 in Release No. 33-8216, the information in this Current Report on Form 8-K (including the exhibit hereto), which the Company intends to furnish under Item 12, is being furnished under Item 9.

         The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 22, 2003         WellPoint Health Networks Inc.

                               By:      /s/ ROBERT A. KELLY
                                        ----------------------------------------
                                        Robert A. Kelly
                                        Assistant Secretary











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                                  EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------

99.1              Press release dated July 22, 2003 by the Company